UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 9, 2016
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 9, 2016, Overstock.com, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the three and twelve months ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1 Press release issued February 9, 2016.

The press release furnished with this report contains, and the February 9, 2016 conference call and webcast to discuss our financial results may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact. These statements are only predictions. Actual results could differ materially from those contemplated by forward-looking statements for a variety of reasons, including changes in U.S. and global economic conditions and consumer spending; the mix of products purchased by our customers; problems with cyber security or data breaches or Internet or other infrastructure or communications impairment or the costs of preventing or responding to any such problems; problems with or affecting our credit card processors, including cyber-attacks, Internet or other infrastructure or communications impairment or other events that could interrupt the normal operation of the credit card processors; the outcomes of legal proceedings, investigations and claims; the extent to which we owe income or sales taxes; increasing competition; fluctuations in our operating results; difficulties we may have financing our operations or our expansion with either internally generated funds or external sources of financing; difficulties we may encounter in connection with our efforts to expand internationally; difficulties we may encounter in connection with our efforts to offer additional types of services to our customers; and risks of inventory management and seasonality. In evaluating all forward‑looking statements, you should specifically consider the risks outlined above and in our Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission (“SEC”) on November 9, 2015, and the risk factors contained in any other filing we make with the SEC after the date of this press release. These factors may cause our actual results to differ materially from those contemplated by any forward-looking statement contained in this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ ROBERT P. HUGHES
Robert P. Hughes
Senior Vice President, Finance and Risk Management
Date:	February 9, 2016

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